Exhibit 99.1

Fox Factory Holding Corp. Provides Business Update Related to COVID-19
Temporarily Suspends Non-Essential Operations in Certain Manufacturing Facilities
Updates First Quarter Fiscal Year 2020 Guidance
Suspends Full Fiscal Year 2020 Guidance
BRASELTON, Georgia, April 9, 2020 - Fox Factory Holding Corp. (NASDAQ: FOXF) (“FOX” or the “Company”) today provided an update on its business operations and actions taken related to the COVID-19 pandemic.
“The health and wellness of our employees remains a top priority as we work together with our valued customers and suppliers during this time of global uncertainty,” commented Mike Dennison, FOX’s Chief Executive Officer. “Across our organization, we are taking necessary safety, support, and other measures to best manage our business in the current operating environment as we continue to deliver performance-defining products. Going forward, we believe we will be well positioned for long-term growth in our diversified bike and powered vehicle businesses. However, given the near-term uncertainty we believe it is prudent to suspend our annual outlook at this time.”
Temporary Suspension of Non-Essential Operations in Certain Manufacturing Facilities
The Company’s manufacturing facilities in North America have been affected by local and state “shelter in place” or “stay at home” orders including the temporary suspension of non-essential operations in certain facilities. Where local regulations permit, the Company has limited its workforce to only essential production and maintenance. In addition, the Company is taking the necessary precautions to ensure the safety of such employees, including the adherence to best practice guidelines from federal, state, and/or local government authorities at all of the Company’s locations.
In response to the manufacturing slowdown caused by these various North American “shelter in place” or “stay at home” orders, the Company is taking action to manage costs by enacting executive pay cuts and temporary furloughs, curtailing non-essential capital expenditures, and reducing expenses overall during this time.
Guidance Update
For the first quarter of fiscal year 2020, the Company now expects sales to be slightly above the low end of its previously provided guidance range of $182 million to $190 million. Non-GAAP adjusted earnings per diluted share is now expected to be at or near the low end of its previously provided guidance range of $0.55 to $0.60, pending the Company’s evaluation of costs associated with mandated closures, net of government benefits.
Due to the rapidly evolving market conditions domestically and internationally in response to the continued spread of COVID-19, the Company is suspending its full fiscal year 2020 guidance previously provided on March 3, 2020. The Company currently expects to maintain compliance with its amended and restated credit agreement executed in connection with the closing of the SCA Performance Holdings, Inc. acquisition.
The Company will report first quarter fiscal year 2020 financial results on May 6, 2020 and does not plan to provide preliminary financial results in the future other than in unique circumstances, or in the event of a material event that requires disclosure.

The Company is including in this press release measures that are not in accordance with generally accepted accounting principles (“GAAP”), including “non-GAAP adjusted earnings per diluted share.” Non-GAAP adjusted earnings per diluted share excludes the following items net of applicable tax: amortization of purchased intangibles, patent litigation-related expenses, acquisition and integration-related expenses, impacts of mandated closures related to COVID-19, strategic transformation costs, and costs related to tax restructuring initiatives. Additionally, non-GAAP adjusted earnings per diluted share excludes the tax benefit related to the resolution of audits by taxing authorities. A quantitative reconciliation of non-GAAP adjusted earnings per diluted share for the first quarter of fiscal year 2020 is not available without unreasonable efforts because management cannot predict, with sufficient certainty, all of the elements necessary to provide such a reconciliation.
About Fox Factory Holding Corp. (NASDAQ: FOXF)
Fox Factory Holding Corp. designs and manufactures performance-defining ride dynamics products primarily for bicycles, on-road and off-road vehicles and trucks, side-by-side vehicles, all-terrain vehicles, snowmobiles, specialty vehicles and applications, motorcycles, and commercial trucks. The Company is a direct supplier to leading powered vehicle original equipment manufacturers (“OEMs”). Additionally, the Company supplies top bicycle OEMs and their contract manufacturers, and provides aftermarket products to retailers and distributors.
FOX is a registered trademark of Fox Factory, Inc. NASDAQ Global Select Market is a registered trademark of The NASDAQ OMX Group, Inc. All rights reserved.

Cautionary Note Regarding Forward-Looking Statements
Certain statements in this press release including earnings guidance may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends that all such statements be subject to the “safe-harbor” provisions contained in those sections. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “might,” “will,” “would,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “likely,” “potential” or “continue” or other similar terms or expressions and such forward-looking statements include, but are not limited to, statements about the impact of the global outbreak of COVID-19 on the Company’s business and operations; the Company’s continued growing demand for its products; the Company’s execution on its strategy to improve operating efficiencies; the Company’s optimism about its operating results and future growth prospects; the Company’s expected future sales and future non-GAAP adjusted earnings per diluted share; and any other statements in this press release that are not of a historical nature. Many important factors may cause the Company’s actual results, events or circumstances to differ materially from those discussed in any such forward-looking statements, including but not limited to: the Company’s ability to complete any acquisition and/or incorporate any acquired assets into its business; the Company’s ability to improve operating and supply chain efficiencies; the Company’s ability to enforce its intellectual property rights; the Company’s future financial performance, including its sales, cost of sales, gross profit or gross margin, operating expenses, ability to generate positive cash flow and ability to maintain profitability; the Company’s ability to adapt its business model to mitigate the impact of certain changes in tax laws including those enacted in the U.S. in December 2017; changes in the relative proportion of profit earned in the numerous jurisdictions in which the Company does business and in tax legislation, case law and other authoritative guidance in those jurisdictions; factors which impact the calculation of the weighted average number of diluted shares of common stock outstanding, including the market price of the Company’s common stock, grants of equity-based awards and the vesting schedules of equity-based awards; the Company’s ability to develop new and innovative products in its current end-markets and to leverage its technologies and brand to expand into new categories and end-markets; the Company’s ability to increase its aftermarket penetration; the Company’s exposure to exchange rate fluctuations; the loss of key customers; strategic transformation costs; the outcome of pending litigation; the possibility that the Company may not be able to accelerate its international growth; the Company’s ability to maintain its premium brand image and high-performance products; the Company’s ability to maintain relationships with the professional athletes and race teams that it sponsors; the possibility that the Company may not be able to selectively add additional dealers and distributors in certain geographic markets; the overall growth of the markets in which the Company competes; the Company’s expectations regarding consumer preferences and its ability to respond to changes in consumer preferences; changes in demand for high-end suspension and ride dynamics products; the Company’s loss of key personnel, management and skilled engineers; the Company’s ability to successfully identify, evaluate and manage potential acquisitions and to benefit from such acquisitions; product recalls and product liability claims; future economic or market conditions; and the other risks and uncertainties described in “Risk Factors” contained in its Annual Report on Form 10-K or Quarterly Reports on Form 10-Q or otherwise described in the Company’s other filings with the Securities and Exchange Commission. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company’s forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

CONTACT:

ICR
Katie Turner
646-277-1228
Katie.Turner@icrinc.com